SECURITIES AND EXCHANGE
                                   COMMISSION

                             WASHINGTON, D.C. 20549

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                                     FORM 8K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: October 22, 2001
                       (For the period ended May 30, 2001)

                              PIZZA DONINI.COM INC.
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             (Exact name of Registrant as specified in its Charter)


                                   NEW JERSEY
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                 (State or Other Jurisdiction of Incorporation)

                                     0-32133
                            ------------------------
                            (Commission File Number)

                                   22-3768426
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                      (IRS Employer Identification Number)

                      4555 boul, des Grandes Prairies, #30
                      St. Leonard, MONTREAL, QUEBEC H1R 1A5
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               (Address of Principal Executive offices) (Zip Code)


                                 (514) 327-6006
                         ------------------------------
                         Registrant's Telephone Number,
                               including Area Code

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.
         As of May 31, 2001, the Company had 15,158,937 shares of its common stock outstanding.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS

         The Registrant has undergone the following significant events in May 2001:

(a) Peter Deros was elected Chairman of the Board of Directors.

(b) The Company issued a total of 1,767,806 shares of common stock and 7,050,000 options or warrants to purchase shares of common stock to the following persons and in the amounts indicated below.

                                        Number of            Number of Options/
Name                                    Shares Issued        Warrants Issued

Eric Boyd                               750,000 (1)               750,000 (1)
TT Byrne Capital Investment Inc.        367,806 (1)             1,500,000 (1)
View Trade Securities, Inc.             100,000 (1)             1,000,000 (1)
Dennis Kounadis                                                   400,000
John Frohling                                                     600,000
Lionel Oberman                                                     50,000
Peter Deros                              75,000 (2)             2,750,000 (3)
Theo Kalatzis                            75,000 (2)
Linda Pellegrino                        200,000
Catherine Pantoulis                     100,000
Stella Pehlivanian                       25,000
Terence Byrne                            75,000 (2)
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(1) Issued pursuant to an employment or consulting agreement.
(2) Issued as compensation for serving as a director.
(3) 2,250,000 of these options were issued pursuant to an option agreement.

(c) The Company entered into a consulting agreement with Lars Muller for marketing and sales services to establish and expand Pizza Donini products and services within the States of Massachusetts and Rhode Island.

(d) The Company's wholly-owned subsidiary, Pizza Donini.com Inc. entered into a service agreement with Netocrat Services Inc. for assistance with its e-commerce center, network and software requirements.

(e) The Company's wholly-owned subsidiary, Pizza Donini.Com Inc. entered into an addendum to an employment agreement with Sarkis Tsaoussian for his services as its Chief Executive Officer.

(f) The Company's wholly-owned subsidiary, Pizado Foods (2001) Inc. entered into an addendum to an employment agreement with Theo Kalaitzis for his services as its President and Chief Operating Officer.

(g) The Company's wholly-owned subsidiary, Pizza Donini Inc. entered into a product development, consulting and brokerage agreement with 9078-1881 Quebec Inc. operating under the name of Nanni Marketal.


ITEM 6.  RESIGNATION OF OFFICERS AND DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 1 Consulting Agreement between the Company and Eric Boyd dated May 30, 2001.

Exhibit 2 Consulting Agreement between the Company and TT Byrne Capital Investment Inc. dated May 30, 2001.

Exhibit 3 Financial Advisory Agreement between the Company and ViewTrade Securities, Inc. dated May 8, 2001.

Exhibit 4     Option Agreement between the Company and Peter Deros dated May 30,
              2001.

Exhibit 5 Consulting Agreement between the Company and Lars Muller dated May 30, 2001.

Exhibit 6 Service Agreement between Pizza Donini Inc. and Netocrat Services Inc. dated May 1, 2001.

Exhibit 7 Addendum to employment agreement between Pizza Donini.Com Inc. and Sarkis Tsaoussian dated May 30, 2001.

Exhibit 8 Addendum to employment agreement between Pizado Foods (2001) Inc. and Theo Kalaitzis dated May 30, 2001.

Exhibit 9 Product development, consulting and brokerage agreement between Pizza Donini Inc. and 9078-1881 Quebec Inc. dated May 30, 2001.


ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.



                                   Signatures

         Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DONINI, INC.



October 22, 2001                       By: /s/ PETER DEROS
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                                           Peter Deros
                                           President and Chief
                                           Executive Officer